                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2001

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)


         United States                  333-32737               22-2382028
----------------------------    -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)

            802 Delaware Avenue, Wilmington, Delaware               19801
    --------------------------------------------------------    ------------
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (302) 575-5000

                            THE CHASE MANHATTAN BANK
             (Exact name of registrant as specified in its charter)

         New York                       333-32737               13-4994650
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)

            270 Park Avenue, New York, New York                     10017
    -------------------------------------------------------     ------------
           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On May 15, 2001, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            ----------        -----------

              20.1 Monthly Report with respect to the May 15, 2001 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001

                                         THE CIT GROUP/SALES FINANCING, INC.,
                                         as Servicer



                                        By: /s/ Gilmar Rodrigues
                                            ---------------------------
                                        Name: Gilmar Rodrigues
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly Report with respect to the May 15, 2001
                                distribution

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                                   Settlement Date          4/30/01
                                                                                                   Determination Date       5/10/01
                                                                                                   Distribution Date        5/15/01

I.       All Payments on the Contracts                                                                                 2,270,706.94
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                              34,295.87
III.     Repurchased Contracts                                                                                                 0.00
IV.      Investment Earnings on Collection Account                                                                             0.00
V.       Servicer Monthly Advances                                                                                        64,633.28
VI.      Distribution from the Reserve Account                                                                                 0.00
VII.     Deposits from the Pay-Ahead Account (including Investment Earnings)                                               5,870.95
VIII.    Transfers to the Pay-Ahead Account                                                                               (9,782.71)

IX.      Less:  Investment Earnings distributions
           (a)  To Sellers with respect to the Collection Account                                                              0.00
           (b)  To Sellers with respect to the Pay-Ahead Account                                                            -186.01

Total available amount in Collection Account                                                                          $2,365,538.32
                                                                                                                  =================



DISTRIBUTION AMOUNTS                                                                 Cost per $1000
--------------------------------------------                                      ----------------------
1.   (a)  Class A-1 Note Interest Distribution                                                                0.00
     (b)  Class A-1 Note Principal Distribution                                                               0.00
             Aggregate Class A-1 Note Distribution                                     0.00000000                              0.00

2.   (a)  Class A-2 Note Interest Distribution                                                                0.00
     (b)  Class A-2 Note Principal Distribution                                                               0.00
            Aggregate Class A-2 Note Distribution                                      0.00000000                              0.00

3.   (a)  Class A-3 Note Interest Distribution                                                                0.00
     (b)  Class A-3 Note Principal Distribution                                                               0.00
            Aggregate Class A-3 Note Distribution                                      0.00000000                              0.00

4.   (a)  Class A-4 Note Interest Distribution                                                                0.00
     (b)  Class A-4 Note Principal Distribution                                                               0.00
           Aggregate Class A-4 Note Distribution                                       0.00000000                              0.00

5.   (a)  Class A-5 Note Interest Distribution                                                          134,024.62
     (b)  Class A-5 Note Principal Distribution                                                       1,732,951.62
            Aggregate Class A-5 Note Distribution                                     63.71932560                      1,866,976.24

6.   (a)  Class A-6 Note Interest Distribution                                                          128,375.00
     (b)  Class A-6 Note Principal Distribution                                                               0.00
            Aggregate Class A-6 Note Distribution                                      5.41666667                        128,375.00

7.   (a)  Class B Note Interest Distribution                                                             59,285.00
     (b)  Class B Note Principal Distribution                                                                 0.00
            Aggregate Class B Note Distribution                                        5.56666667                         59,285.00

8.   (a)  Class C Note Interest Distribution                                                             98,822.83
     (b)  Class C Note Principal Distribution                                                                 0.00
            Aggregate Class C Note Distribution                                        5.70833312                         98,822.83

9.    Servicer Payment
       (a)  Servicing Fee                                                                                31,963.90
       (b)  Reimbursement of prior Monthly Advances                                                      65,676.48
               Total Servicer Payment                                                                                     97,640.38

10.  Deposits to the Reserve Account                                                                                     114,438.87

Total Distribution Amount from Collection Account                                                                     $2,365,538.32
                                                                                                                   ================

Reserve Account distributions to Sellers



      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                            57,906.07
      (b)  Amounts to the Sellers (Chase Manhattan Bank)
             from Excess Collections                                                             56,532.80
      (c)  Distribution from the Reserve Account to the
             Sellers(Chase USA)                                                                  10,847.14
      (d)  Distribution from the Reserve Account to the
             Sellers(Chase Manhattan Bank)                                                       10,589.90
                        Total Amounts to Sellers
                          (Chase USA & Chase Manhattan Bank)                                                       135,875.91
                                                                                                               ==============

Payahead Account distributions to Sellers

--------------------------------------------
      (a)  Distribution from the Payahead Account to
             the Sellers(Chase USA)                                                               94.12106
      (b)  Distribution from the Payahead Account to
             the Sellers(Chase Manhattan Bank)                                                    91.88894
                        Total Amounts to Sellers
                          (Chase USA & Chase Manhattan Bank)                                                           186.01

INTEREST

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.845%                                                    0.00
        (b) Class A-2 Notes    @            0.06028                                                   0.00
        (c) Class A-3 Notes    @            6.140%                                                    0.00
        (d) Class A-4 Notes    @            6.250%                                                       0
        (e) Class A-5 Notes    @            6.420%                                              134,024.62
        (f) Class A-6 Notes    @            6.500%                                                  128375
                     Aggregate Interest on Class A Notes                                                            262399.62

        (g) Class B Notes @                        0.0668                                                               59285

        (h) Class C Notes @                 0.0685                                                                   98822.83


2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                           0.00
        (b) Class A-2 Notes                                                                           0.00
        (c) Class A-3 Notes                                                                           0.00
        (d) Class A-4 Notes                                                                           0.00
        (e) Class A-5 Notes                                                                           0.00
        (f) Class A-6 Notes                                                                              0

        (g) Class B Notes                                                                             0.00
                                                                         ----------------

        (h) Class C Notes                                                                             0.00


3.   Total Distribution of Interest                                       Cost per $1000
        (a) Class A-1 Notes                                                0.00000000                  0.00
        (b) Class A-2 Notes                                                0                           0.00
        (c) Class A-3 Notes                                                0.00000000                  0.00
        (d) Class A-4 Notes                                                0.00000000                     0
        (e) Class A-5 Notes                                                4.57421911            134,024.62
        (f) Class A-6 Notes                                                5.41666667                128375
                     Total Aggregate Interest on Class A Notes                                                      262399.62

        (g) Class B Notes                                                 5.566666667                               59,285.00

--------------------------------------------
        (h) Class C Notes                                                        5.71                                98822.83

                                                                         ----------------


PRINCIPAL

                                                                          No. of Contracts
1.   Amount of Stated Principal Collected                                                          834851.01
2.   Amount of Principal Prepayment Collected                                   77.00              842126.99
3.   Amount of Liquidated Contract                                                  8               55973.62
                                                                                                    --------
4.   Amount of Repurchased Contract                                                 0              0.0000000

       Total Formula Principal Distribution Amount                                                               1,732,951.62

5.   Principal Balance before giving effect to Principal Distribution                            Pool Factor
        (a) Class A-1 Notes                                                                        0.0000000              0.00
        (b) Class A-2 Notes                                                                        0.0000000              0.00
        (c) Class A-3 Notes                                                                        0.0000000              0.00
        (d) Class A-4 Notes                                                                        0.0000000              0.00
        (e) Class A-5 Notes                                                                        0.8549942     25,051,330.05
        (f) Class A-6 Notes                                                                                 1         23700000

        (g) Class B Notes                                                                                   1    10,650,000.00


        (h) Class C Notes                                                                                     1       17,312,029.25

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                       0

        (g) Class B Notes                                                                                                      0.00
                                                                           -----------------------

        (h) Class C Notes                                                                                                      0.00


7.   Principal Distribution                                                     Cost per $1000
        (a) Class A-1 Notes                                                      0.00000000                                    0.00
        (b) Class A-2 Notes                                                      0.00000000                                    0.00
        (c) Class A-3 Notes                                                      0.00000000                                    0.00
        (d) Class A-4 Notes                                                      0.00000000                                    0.00
        (e) Class A-5 Notes                                                     59.14510648                            1,732,951.62
        (f) Class A-6 Notes                                                                   0                                   0

        (g) Class B Notes                                                                     0                                0.00

        (h) Class C Notes                                                                     0                                0.00


8.   Principal Balance after giving effect to Principal Distribution                             Pool Factor
        (a) Class A-1 Notes                                                                        0.0000000                   0.00
        (b) Class A-2 Notes                                                                        0.0000000                   0.00
        (c) Class A-3 Notes                                                                        0.0000000                   0.00
        (d) Class A-4 Notes                                                                        0.0000000                   0.00
        (e) Class A-5 Notes                                                                        0.7958491          23,318,378.43
        (f) Class A-6 Notes                                                                                  1             23700000

        (g) Class B Notes                                                                          1.0000000          10,650,000.00

--------------------------------------------
        (h) Class C Notes                                                                               1               17312029.25





POOL  DATA


                                                                                                     Aggregate
                                                                            No. of Contracts     Principal Balance
1.   Pool Stated Principal Balance as of                  37011                  2,809             74,980,407.68

2.   Delinquency Information                                                                                          % Delinquent

              (a) 31-59 Days                                                        52                894,668.17        0.011932026
              (b) 60-89 Days                                                         6                 132115.63        0.001762002
              (c) 90-119 Days                                                        6                 81,831.69        0.001091374
              (d) 120 Days +                                                         0                      0.00                  0

3.   Contracts Repossessed during the Due Period                                     0                      0.00

                                                                                            --------------------
4.   Current Repossession Inventory                                                  1                 80,314.41

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    8                 55,973.62
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     34,295.87
       Total Aggregate Net Losses for the preceding Collection Period                                                      21677.75

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                         19815.03

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                  476                             4314901.710

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                        0.091882873

--------------------------------------------
9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                           113.4720707



TRIGGER ANALYSIS
                                   Page 3 of 4

TRIGGER ANALYSIS


1.  (a)  Average 60+ Delinquency Percentage                              0.728%
    (b)  Delinquency Percentage Trigger in effect ?                                              NO

2.  (a)  Average Net Loss Ratio                                       -7.62647E-05
    (b)  Net Loss Ratio Trigger in effect ?                                                      NO
    (c)  Net Loss Ratio (using ending Pool Balance)                   -0.000145062

3.  (a)  Servicer Replacement Percentage                               0.000228449
--------------------------------------------
    (b)  Servicer Replacement Trigger in effect ?                                                NO



MISCELLANEOUS

1.   Monthly Servicing Fees                                                                                               31,963.90

2.   Servicer Advances                                                                                                     64633.28

3.   (a)  Opening Balance of the Reserve Account                                                                         5325240.59
     (b)  Deposits to the Reserve Account                                                             114438.87
     (c)  Investment Earnings in the Reserve Account                                                   21437.04
     (d)  Distribution from the Reserve Account                                                      -135875.91
     (e)  Ending Balance of the Reserve Account                                                                          5325240.59

4.   Specified Reserve Account Balance                                                                                   5325240.59

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                         49443.74
